Exhibit 99.1

NASDAQ: FCTR The Right Strategy for Growth 1 Super Community Bank Conference February 6 & 7, 2006

Robert E. James, Jr. President & Chief Executive Officer Charles A. Caswell Chief Financial Officer 3

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, our business plan and strategic initiatives, including the balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof. 5

A Quick Look at First Charter 2005-A Year of Transition 2006 Focus and Objectives 2006 Guidance First Charter-A Compelling Investment Choice The Right Strategy for Growth 7

The Right Place for Growth ....as of December 31, 2005 Assets: $4.2 Billion Deposits: $2.8 Billion 59 Banking & Insurance Offices 1,100 Employees Serving 151,000 Households Market Cap: $727 Million 9

First Charter-Market Demographics MSA Market Rank Number of Branches Deposit Market Share (%) Percent of Franchise (%) Population Change 2000-2005 (%) Projected Population Change 2005-2010 (%) Median HH Income 2005 ($) HH Income Change 2000-2005 (%) Projected HH Income Change 2005-2010 (%) Charlotte Metro* 4 42 3.0 83.70 17.39 16.22 55,566 13.97 15.06 Wake County (Raleigh) 1 18.51 16.11 64,013 16.34 17.47 NC Average 8.49 7.74 44,845 14.43 14.51 National Average 6.15 6.26 49,747 17.98 17.36 11 Source-SNL Financial, Claritas. * Metro Charlotte defined as Mecklenburg and contiguous counties. 84 percent of franchise deposits located within Metro Charlotte*; 94 percent located within MSAs. Raleigh's demographic trends are strong and in some respects look favorable to Charlotte's. Population growth expected at more than twice the national average over the next five years. 11

Who is First Charter? Founded 1888 1995 Bank of Union $147 MM Carolina St Bank $133 MM 1997 1998 Home Fed Savings $1.03 Bil Begin Insurance Agency Acquisitions Bob James and Rick Manley Join Company 1999 2000 Carolina First Bancshares $792 MM Steve Rownd Joins Company Loan Sale and Balance Sheet Initiatives 2003 2004 Last of 10 Insurance Agency Acquisitions Bob James New CEO Cecil Smith Steve Antal & Chuck Caswell Join Company FCTR Enters Raleigh 2005 1984 First Charter Formed From Merger of Equals 13 13

New Management Team Vision and Strategy New Market Entry Financial Transition 2005-A Year of Transition 15

17 Transition to a New Management Team 17

Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise Management's Long Term Objectives 19

Vision: Focused Vision and Strategy 21 A Preferred Employer (employees) Very Satisfied Customers (customers) Outstanding Return to Shareholders (owners) GREAT GOOD

Strategy: Focused Vision and Strategy 23 Friendly, Caring Flexibility Speed A REGIONAL BANK... DELIVERING COMMUNITY BANKING SERVICE

The Right Strategy For Growth Community Banking Model Large, Bureaucratic Competitors Decentralized Management Exceptional Service 24 Market Expansion De Novo Branches Smart Acquisitions Organic Growth Vibrant Markets Disciplined Sales & Marketing Comprehensive Products Convenience 25 25

4Q/02 2Q/03 4Q/03 2Q/04 4Q/04 2Q/05 4Q/05 79 83 80 80 82 81 80 83 82 83 85 82 81 84 32 Industry Average** Very Satisfied 63% * Percent of VERY SATISFIED Customers 84% Consistently Delivering "Expect More" Service * Quarterly independent survey of over 1,500 customers. ** American Banker/Gallup 2005 Consumer Survey. 14 27

2002 2003 2004 6/27/1905 19068 40995 38607 41779 33 Aggressively Acquiring New Customers Net Fee Revenue Per Account $264 2003 2002 2004 2005 ....CHAMP Results as of December 31, 2005 29

Insurance Services Brokerage Services Corporate and Private Asset Management Mortgage Services Offering a Comprehensive Product Set 31

De Novo Financial Centers: Charlotte (October) Raleigh (October) Loan Production Office: Asheville (December) Replacement Financial Centers: Charlotte (June) Monroe (July) Concord (September) Extended Hours Free Online Banking and Bill Pay Improving Convenience 33

Expense Reduction Initiatives Balance Sheet Repositioning Improving Core Bank Performance Financial Transition-Steps Taken in 2005 35

Expense Reduction Initiatives: Consolidation of insurance offices. Consolidation of office supplies and official checks. Engage consultant to assist in workflow design and re-engineering. Financial Transition 37

Balance Sheet Repositioning Leverage Position (Prior to Restructuring) * Expected Fourth Quarter Average. **Assuming $466 Million Leverage Portfolio. 39 Wholesale balance sheet (40% of assets) had a negative impact on First Charter's cost of funds, margin, profitability, and ability to grow capital. Fundamental Asset/Liability mismatch had evolved: - Investment Yields 3.50% - Fixed - Debt Costs 5.28% - Floating* Estimated drag on earnings** = $8.3 million pre-tax.

Deleveraged Balance Sheet by approximately 10% Sold $466 million securities-Yield 3.50% Extinguished similar amount of debt-Yield 5.28% Terminated $222 million related swaps Incurred approximately $20 million after-tax charge Balance Sheet Repositioning 41 * Detailed in Third Quarter Press Release.

16 Securities Portfolio 23% Securities Portfolio 23% December 31, 2005 Securities Portfolio 40% December 31, 2004 Securities Portfolio 40% Loans 60% Loans 77% 43 Securities Were Reduced by $754 Million Over the Past 12 Months Relative to Earnings Assets

Reduce Exposure of Rising Rates Increase Profitability Improve Quality of Earnings Improve Liquidity Increase Capital Ratios Benefits of Balance Sheet Repositioning 45

Loans 4Q04 1Q05 2Q05 3Q05 4Q05 Commercial 1.34 1.31 1.39 1.48 1.5 Mortgage 0.35 0.47 0.59 0.59 0.58 Consumer 0.76 0.78 0.81 0.83 0.84 24 20% Up 3% annualized Down 3% annualized Up 7% annualized 47 Loan Growth-Total Loan Average Balances Grew $484 Million or 20%. Commercial Loans up 12%. Consumer Loans up 11%. Q1 2005 Mortgage Loan Purchase Contributed $191 Million ....in Billions Improving Core Performance

Deposits 4Q04 1Q05 2Q05 3Q05 4Q05 Retail CDs 0.918 0.9698 0.9816 0.993 0.93 Cash Mgmt Products 0.13 0.11 0.1125 0.128 0.109 Interest Checking & MM 0.974 0.9279 0.9078 0.9647 1.05 Noninterest bearing 0.388 0.372 0.387 0.417 0.424 25 Noninterest bearing DDA Average Balance up 9% vs. year ago and 7% annualized in the quarter Up 36% annualized 8 % Down 25% annualized 49 Deposit Growth-Retail Deposits and Cash Management Product Average Balances are up 8% Over the Past Year. ....in Billions Improving Core Performance

Non-interest Income Impacted by Balance Sheet Repositioning: Loss on Sale of Securities ($16.7 Million) Deposit Service Charges Up 5.2% ATM/Debit Card/Other Up 18.2% Mortgage Loan Fees Up 120% Financial Management Income Up 13.9% 51 4Q 2005 Compared to 4Q 2004 Improving Core Performance-Fourth Quarter Results

Record Net Interest Income FTE of $32.5MM vs. $31.7MM. Net Interest Margin Improved 35 bp from 2.92% to 3.27%. Investment Portfolio Yields Improved 32 bp from 3.84% to 4.16%. 53 4Q 2005 Compared to 3Q 2005 Improving Core Performance-Fourth Quarter Results

2006 Focus & Initiatives 23 55

Enhance Workplace Environment Increase Marketing Increase Focus on Commercial Lending Enhance Consumer Loan Delivery Continue Emphasis on Expense Control Improve Net Interest Margin Improve and Expand Our Franchise 2006 Focus & Initiatives 57

De Novo Financial Centers: North Raleigh (February) Garner (February) Cary (February) ATMs: Raleigh Area-22 ATMs (January) Replacement Financial Centers: Lincolnton (June) Denver (July) Improving and Expanding the Enterprise- 2006 59

2006 Earnings Guidance 23 61

Loan Growth: 9 to 11% Concentrated in Commercial and Consumer; expect Mortgage Portfolio to be flat year over year. Core Deposit Growth: 9 to 11% Concentrated in DDA and Money Market Deposits; expect CDs to be flat year over year. Non Interest Income: 7 to 9% Service Charges, Mortgage, Insurance, Brokerage and CPAM to drive results. Non Interest Expense: 3 to 5% Growth due to higher salary and benefit costs; technology related spends; does not include FAS 123r. 46 63 Key Assumptions (excludes Raleigh)

Net Interest Margin: 3.40 - 3.50% Expect lift from full year benefit of balance sheet repositioning and the run-off of low-yielding securities. Net Charge-Offs: 20 to 30 basis points of total loans: Expect 2006 credit trends to resemble 2004 and 2005. Income Tax Rate: Expect a tax rate in a range between 33.8% and 34.2%. Interest Rate: Assuming interest rates evolve along the implied forward rate path based on early December yield curve. 46 65 Key Assumptions (excludes Raleigh)

48 Earnings Per Share $1.63 - $1.67 67 2006 Earnings Guidance Including Raleigh Expansion: Raleigh expenses will cost about 5 cents in 2006 Excluding FAS 123r expenses

A Compelling Investment Opportunity 23 69

Vibrant, Growing Markets Upside Potential for Community Banking Growth Model New Executive Management Team Commitment to Improved Performance: Net Interest Margin Operating Efficiency Continued Emphasis on Credit Quality Franchise Growth A Compelling Investment Opportunity 71

Questions 23 73

Common Shares Outstanding: 30.7 million Average Trading Volume (3 months): 54,529 Institutional Ownership: 22% Dividend Yield: 3.21% More About Us 75 ....as of December 31, 2005

Check our Website at www.firstcharter.com Questions and Additional Inquiries: Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 51 77

Appendix 23 79

Executive Biographies 23 81

Deposit Market Share 23 83

First Charter Zip Codes First Charter Counties 85 Deposit Market Share in Markets of Operation Source: SNL Financial Data as of June 2004; pro forma for pending and recently completed acquisitions.

Sound Asset Quality 23 87

89 Asset Quality Remains Sound

Balanced, Secured Loan Portfolio 10 91 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Construction 18% Commercial 8% Commercial Mortgage 26% Residential Mortgage 20% Consumer 12% Home Equity 16% December 31, 2005

Expanding and Improving the Enterprise 23 93

MONROE-ROOSEVELT BLVD. 30 Replacement Financial Center 95 95

CHARLOTTE / COTSWOLD 97 Replacement Financial Center

CONCORD-WILMAR 99 Replacement Financial Center

CHARLOTTE-COLONY PLACE 51 New Market-Charlotte

RALEIGH-ATRIUM 52 New Market-Raleigh

Fourth Quarter Press Release 23 53

NASDAQ: FCTR 54